UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN EAGLE OUTFITTERS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AMERICAN EAGLE OUTFITTERS, INC.

Important Notice Regarding the Internet Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held Virtually June 27, 2024 at 11:00 A.M. Eastern Daylight Savings Time

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/ae/2024.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 18, 2024 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE.

To the Stockholders of AMERICAN EAGLE OUTFITTERS, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of American Eagle Outfitters, Inc. will be held on June 27, 2024 at 11:00 a.m. Eastern Daylight Savings Time via the internet. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://viewproxy.com/ae/2024/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT June 24, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING.”

1.	Proposal One. Election of Directors.

01 Janice E. Page 02 David M. Sable 03 Noel J. Spiegel

2.	Proposal Two. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025.

3.	Proposal Three. Hold an advisory vote on the compensation of our named executive officers.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://viewproxy.com/ae/2024. Have the 11 digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE
requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

AMERICAN EAGLE OUTFITTERS, INC.

77 Hot Metal Street

Pittsburgh, PA 15203

The following proxy materials are available for you to review at:

http://viewproxy.com/ae/2024.

 • Fiscal 2023 Form 10-K

 • Proxy Statement

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by internet or request a hard copy.

You May Vote Your Proxy When You View The Material On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Internet and telephone voting is available through 11:59 P.M.

Eastern Daylight Time on June 26, 2024.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 toll free

or

By logging onto http://viewproxy.com/ae/2024

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.